EXHIBIT 99.2
------------




                                 AMLI

                              RESIDENTIAL

     ------------------------------------------------------------

                          SECOND QUARTER 2003
               SUPPLEMENTAL OPERATING AND FINANCIAL DATA

     ------------------------------------------------------------




           [ graphics indicating property / caption reading
                  "AMLI at Barrett Walk - Atlanta, GA
                   Stabilized Second Quarter 2003" ]



                   AMLI RESIDENTIAL PROPERTIES TRUST

                        125 South Wacker Drive

                              Suite 3100

                        Chicago, Illinois 60606

                         Phone: (312) 443-1477

                         Fax:  (312) 443-0909

                             www.amli.com
                             ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements, because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2002.

                                 AMLI
                              RESIDENTIAL


                                                   TABLE OF CONTENTS

                                                                Page
                                                                ----
SUMMARY INFORMATION

  Company Description and Investor Information. . . . . . . .      1
  Earnings Release. . . . . . . . . . . . . . . . . . . . . .      2
  Selected Financial and Operating Information. . . . . . . .      6
  Funds From Operations . . . . . . . . . . . . . . . . . . .     12
  Statements of Operations. . . . . . . . . . . . . . . . . .     14
  Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .     20


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary . . . . . . . . . . . . .     23
  Debt Maturities . . . . . . . . . . . . . . . . . . . . . .     27


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities. . . . . . .     29
  Quarterly Comparison of Components of NOI . . . . . . . . .     36


OTHER DATA

  Co-Investment Compensation. . . . . . . . . . . . . . . . .     42
  Service Companies Financial Information . . . . . . . . . .     44


PORTFOLIO

  Stabilized Communities. . . . . . . . . . . . . . . . . . .     47
  Development Summary . . . . . . . . . . . . . . . . . . . .     51
  Land Held for Development or Sale . . . . . . . . . . . . .     55




























Second Quarter 2003
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL



                          COMPANY DESCRIPTION
                         INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

     Robert Chapman
     Executive Vice President
       & CFO                      312.984.6845     rchapman@amli.com

     Sue Bersh
     Vice President -
       Corporate Communications   312.984.2607     sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                  AML
                                LISTED
                                 NYSE









Second Quarter 2003                                         Page 1
Supplemental Information         AMLI Residential Properties Trust

                                       125 South Wacker Drive
AMLI RESIDENTIAL                       Suite 3100
                                       Chicago, Illinois 60606

                                       Phone:      312.443.1477
                                       Fax:        312.443.0909
                                       www.amli.com


PRESS RELEASE

FOR IMMEDIATE RELEASE       For More Information, Contact:
July 29, 2003               Robert J. Chapman, Chief Financial Officer
                            (312) 984-6845

            AMLI RESIDENTIAL ANNOUNCES SECOND QUARTER 2003
                OPERATING RESULTS AND DECLARES DIVIDEND


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the second quarter ended June 30, 2003.

EARNINGS
--------

Funds From Operations ("FFO") for the second quarter 2003 were $12,980,000, or $0.53 per common share, compared to $16,105,000, or $0.62 per common share, for the second quarter 2002, a per share decrease of 14.5%. FFO is $0.01 higher than First Call's current estimate and in line with the Company's prior guidance. FFO for the six months ended June 30, 2003 was $25,697,000, or $1.05 per share, compared to $31,933,000, or $1.23 per share, for the six months ended June 30, 2002, a per share decrease of 14.6%.

Net income for the quarter and the six months ended June 30, 2003 was $2,928,000 and $6,636,000, respectively, as compared to $7,291,000 and
$13,951,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended June 30, 2003 was $0.06, compared to $0.29 for the comparable period of 2002, a decrease of 79.3%. For the six months ended June 30, 2003, EPS was $0.16 compared to $0.54 for the comparable period of 2002, a decrease of 70.4%.

"Although actual results were consistent with our expectations, earnings for the current quarter compared to last year were lower due to decreases in same community revenue, reflecting the pressure felt by the apartment industry last year, and less co-investment fee income, driven by fewer acquisitions and dispositions," commented Allan J. Sweet, AMLI President. "The second quarter brought with it some positive news as it was the first in some time to show a sequential increase in same community revenue in all of our markets, making us optimistic that the bottom is close at hand."

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%) for the quarter ended June 30, 2003 versus the prior year's quarter, total community revenue decreased 3.5%, operating expenses increased 2.3%, and net operating income ("NOI") decreased 7.4%. Weighted average occupancy, quarter over comparable quarter, decreased slightly from 91.4% to 91.2%, while the weighted average collected revenue decreased by 3.6%.








Second Quarter 2003                                         Page 2
Supplemental Information         AMLI Residential Properties Trust

OTHER OPERATING RESULTS
-----------------------

Total community revenue, including both wholly-owned communities and co-investment communities (at 100%) were $70,374,000 and $138,587,000, respectively, for the quarter and six months ended June 30, 2003, as compared with $70,448,000 and $139,624,000 for the comparable period in 2002, a 0.1% and 0.7% decrease, respectively.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter and six months ended June 30, 2003 were $23,592,000 and $47,194,000, respectively, representing decreases of 8.9% and 7.7%, respectively, from the same period last year.

Net income and EPS for the three and six-month periods ended June 30, 2003 included a non-cash one-time impairment charge of an investment in a partnership, accounting for a substantial portion of the decrease from comparable periods in 2002.

SECOND QUARTER ACTIVITIES
-------------------------

During the second quarter, AMLI entered into a joint venture with The Northwestern Mutual Life Insurance Company to develop and own AMLI at Museum Gardens, a 294-unit luxury apartment community in Vernon Hills, Illinois. AMLI has commenced construction on the community and the first apartment homes are expected to be available for occupancy in the third quarter of 2004 with stabilization scheduled for the first quarter of 2006.

In May, AMLI entered into a new $200 million unsecured line of credit with a three-year term and a one-year extension option. This facility, which is available to fund acquisition and development activities and general working capital needs, replaces AMLI's previous $200 million unsecured line of credit.

During the quarter, initial lease-up was completed and stabilization was achieved at AMLI at Barrett Walk in Kennesaw, Georgia and AMLI at Cambridge Square in Overland Park, Kansas.

OUTLOOK
-------

AMLI's current expectation for FFO of $1.10 per share for the remaining two quarters of 2003 remains the same as the Company's prior guidance.

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on August 19, 2003 to all common shareholders of record as of August 8, 2003 and is based on an annual dividend rate of $1.92 per common share.

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, July 30, 2003 at 3:30 p.m. ET to review these results. The call may be joined by calling 877-922-1802
- Passcode: AMLI. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website
(www.amli.com/comp/) and at www.streetevents.com.




Second Quarter 2003                                         Page 3
Supplemental Information         AMLI Residential Properties Trust

SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The Second Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 8, 9, and 15.

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administrative expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estates taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO PER SHARE is FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.

ADJUSTED FUNDS FROM OPERATIONS ("AFFO") is FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).




Second Quarter 2003                                         Page 4
Supplemental Information         AMLI Residential Properties Trust

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.

SAME COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 75 apartment communities containing 28,531 apartment homes, with an additional 1,817 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.

FORWARD LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2002.

                             #   #   #   #

Second Quarter 2003                                         Page 5
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                        -------------------------------------------------------------
                                             June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
                                              2003        2003        2002        2002        2002
                                           ----------  ----------  ----------  ----------  ----------

REVENUE
-------

TOTAL REVENUE
Consolidated (a). . . . . . . . . . . . .  $   29,401      29,150      29,407      29,483      30,254
Combined, including share of
  partnerships (b). . . . . . . . . . . .      42,025      41,269      42,081      43,205      41,997

TOTAL COMMUNITY REVENUE
Consolidated. . . . . . . . . . . . . . .      27,481      27,083      26,051      26,498      26,680
Combined, including share of
  partnerships. . . . . . . . . . . . . .      41,005      40,072      40,233      42,663      39,757
Combined, including partnerships
  at 100% . . . . . . . . . . . . . . . .      70,374      68,214      67,910      69,305      68,333


EARNINGS AND CASH FLOWS
-----------------------

EBITDA (c). . . . . . . . . . . . . . . .      23,592      23,602      24,647      24,437      25,910
FFO . . . . . . . . . . . . . . . . . . .      12,980      12,717      13,859      14,306      16,105
AFFO. . . . . . . . . . . . . . . . . . .      11,750      11,408      13,072      12,926      14,646
Net income. . . . . . . . . . . . . . . .       2,928       3,708       8,752      17,652       7,291
Dividends (d) . . . . . . . . . . . . . .      11,758      11,733      11,926      12,316      12,432
Cash flows from operating activities. . .      14,971      11,642      11,200      17,111      19,077
Cash flows from investing activities. . .      (8,453)    (20,700)     15,284      50,083     (50,122)
Cash flows from financing activities. . .      (4,021)      9,496     (27,701)    (67,684)     32,757








Second Quarter 2003                                                                             Page 6
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                        -------------------------------------------------------------
                                             June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
                                              2003        2003        2002        2002        2002
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA - DILUTED
------------------------

FFO . . . . . . . . . . . . . . . . . . .  $     0.53        0.52        0.56        0.56        0.62
AFFO. . . . . . . . . . . . . . . . . . .        0.48        0.47        0.53        0.51        0.56
Net income allocable to common shares . .        0.06        0.10        0.40        0.87        0.29
Common dividends. . . . . . . . . . . . .        0.48        0.48        0.48        0.48        0.48
FFO payout ratio (based on per
  share amounts). . . . . . . . . . . . .       90.5%       91.8%       85.3%       85.9%       77.7%
AFFO payout ratio (based on per
  share amounts). . . . . . . . . . . . .       99.9%      102.4%       90.6%       95.1%       85.4%


NUMBER OF APARTMENT HOMES
-------------------------

STABILIZED COMMUNITIES

Wholly-owned. . . . . . . . . . . . . . .      12,260      12,260      11,722      11,851      12,441
Partnerships. . . . . . . . . . . . . . .      16,271      15,573      15,811      15,595      15,911
                                           ----------  ----------  ----------  ----------  ----------
                                               28,531      27,833      27,533      27,446      28,352
                                           ----------  ----------  ----------  ----------  ----------

COMMUNITIES UNDER DEVELOPMENT
 AND/OR LEASE-UP

Wholly-owned. . . . . . . . . . . . . . .         322         322         322         542         542
Partnerships. . . . . . . . . . . . . . .       1,495       1,919       2,219       2,215       2,215
                                           ----------  ----------  ----------  ----------  ----------
                                                1,817       2,241       2,541       2,757       2,757
                                           ----------  ----------  ----------  ----------  ----------
Total . . . . . . . . . . . . . . . . . .      30,348      30,074      30,074      30,203      31,109
                                           ==========  ==========  ==========  ==========  ==========


See notes on following pages


Second Quarter 2003                                                                             Page 7
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                             June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
                                              2003        2003        2002        2002        2002
                                           ----------  ----------  ----------  ----------  ----------
CAPITALIZATION
--------------

REAL ESTATE AT COST, BEFORE DEPRECIATION
Consolidated. . . . . . . . . . . . . . .  $  794,934     794,908     768,281     793,559     813,089
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,247,145   1,242,259   1,221,309   1,237,356   1,263,186
Combined, including partnerships
  at 100% . . . . . . . . . . . . . . . .   2,205,101   2,185,711   2,170,783   2,159,926   2,171,530

TOTAL ASSETS
Consolidated. . . . . . . . . . . . . . .  $  953,547     950,693     920,854     919,849     964,800
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,173,354   1,169,970   1,148,778   1,146,244   1,170,959

DEBT
Consolidated. . . . . . . . . . . . . . .  $  462,781     457,950     421,554     403,193     450,268
Combined, including share of
  partnerships. . . . . . . . . . . . . .     674,373     669,648     637,726     620,184     648,965

SHARE INFORMATION
Common shares outstanding . . . . . . . .  16,928,640  16,787,100  16,695,250  17,557,178  18,120,296
Preferred shares outstanding (e). . . . .   4,025,000   4,025,000   4,025,000   4,025,000   4,025,000
Operating Partnership units
  outstanding (f) . . . . . . . . . . . .   3,545,993   3,547,685   3,618,803   3,652,165   3,655,364
                                           ----------  ---------- ----------- ----------- -----------
Total shares and units outstanding. . . .  24,499,633  24,359,785  24,339,053  25,234,343  25,800,660
                                           ==========  ========== =========== =========== ===========

Weighted average shares and units
  outstanding . . . . . . . . . . . . . .  24,433,348  24,348,851  24,653,128  25,542,933  25,800,241

Share price, end of period. . . . . . . .  $    23.55       21.05       21.28       22.08       26.00




Second Quarter 2003                                                                             Page 8
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                             June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
                                              2003        2003        2002        2002        2002
                                           ----------  ----------  ----------  ----------  ----------

EQUITY MARKET CAPITALIZATION. . . . . . .     576,966     512,773     517,935     557,174     670,817

MARKET CAPITALIZATION (g)
Consolidated. . . . . . . . . . . . . . .  $1,039,747     970,723     939,489     960,367   1,121,085
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,251,339   1,182,421   1,158,413   1,177,358   1,319,782
Combined,including partnerships at 100% .   2,280,515   2,166,147   2,188,835   2,113,925   2,334,010


DEBT SERVICE (h)
----------------

INTEREST EXPENSE

Consolidated. . . . . . . . . . . . . . .   $   5,913       6,296       6,560       6,027       6,046
Combined, including share of partnerships       9,742      10,030      10,497       9,870       9,564

CAPITALIZED INTEREST

Consolidated. . . . . . . . . . . . . . .         643         392         353       1,013         962
Combined, including share
  of partnerships . . . . . . . . . . . .         734         444         423       1,051         985

SCHEDULED PRINCIPAL PAYMENTS
(normal amortization)

Consolidated. . . . . . . . . . . . . . .         968         952       1,094       1,075       1,105
Combined, including share of partnerships       1,511       1,528       1,657       1,619       1,634


See notes on following pages





Second Quarter 2003                                                                             Page 9
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                             June 30,   March 31,    Dec. 31,   Sept. 30,    June 30,
                                              2003        2003        2002        2002        2002
                                           ----------  ----------  ----------  ----------  ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT OF TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . . . . . . . . . . . .        8.9%        9.7%       10.5%       10.2%        9.2%
Combined, including share of
  unconsolidated affiliates debt. . . . .        7.4%        8.0%        8.5%        8.3%        7.9%

INTEREST COVERAGE
Consolidated. . . . . . . . . . . . . . .        3.9         3.7%        3.8         4.1         4.3
Combined, including share of partnerships        2.4         2.4%        2.4         2.5         2.7

FIXED CHARGE COVERAGE (i)
Consolidated. . . . . . . . . . . . . . .        2.9         2.9%        2.9         3.1         3.2
Combined, including share of partnerships        2.0         2.0%        2.0         2.1         2.2


FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET CAPITALIZATION
Consolidated. . . . . . . . . . . . . . .       44.5%       47.2%       44.9%       42.0%       40.2%
Combined, including share of
  unconsolidated affiliates . . . . . . .       53.9%       56.6%       55.3%       52.7%       49.2%

DEBT TO TOTAL ASSETS, AT COST
 (before depreciation)
Consolidated. . . . . . . . . . . . . . .       42.7%       42.5%       40.5%       38.9%       41.9%
Combined, including share of partnerships       50.0%       50.1%       48.8%       47.8%       49.4%







Second Quarter 2003                                                                            Page 10
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)

Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

           Reconciliation of Consolidated Total Revenue for the three and six months ended:

                                                            Three months ended     Six months ended
                                                           --------------------  --------------------
                                                            June 30,   June 30,  June 30,    June 30,
                                                             2003       2002      2003        2002
                                                            --------   --------  --------    --------
           Community revenue. . . . . . . . . . . . . . .   $ 27,481     26,680    54,564      53,202
           Income from partnerships . . . . . . . . . . .      1,469      2,255     2,926       4,284
           Other income . . . . . . . . . . . . . . . . .        700      1,319     1,352       2,040
           Loss from the Service Companies. . . . . . . .       (249)     --         (291)      --
                                                            --------   --------  --------    --------
           Consolidated total revenue (see detail on
             page 14) . . . . . . . . . . . . . . . . . .   $ 29,401     30,254    58,551      59,526
                                                            ========   ========  ========    ========

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.  Excludes revenues of the Service
           Companies.

     (c)   As of and for the three and six months ended June 30, 2003, includes a positive adjustment to add back
           $477 and $1,082, respectively, of the Service Companies' taxes and depreciation.  (See pages 44 and 45).  In prior periods the Service Companies were not consolidated and this adjustment was not made.

     (d)   Represents dividends paid on all common and preferred shares.

     (e)   All preferred shares are convertible to common shares at the option of the holder.

     (f)   Represents Minority Interest on the Company's Consolidated Balance Sheets.

     (g)   At June 30, 2003, includes 43,400 restricted shares.

     (h)   Excludes amortization of deferred and other financing costs.

     (i)   Includes interest expense and preferred dividends and excludes principal amortization.

Second Quarter 2003                                                                            Page 11
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                             FUNDS FROM OPERATIONS
                                                         Unaudited
                     (Dollars in thousands, except for share data)



                                               Three Months Ended
                                                    June 30,
                                            -----------------------
                                                2003        2002
                                             ----------  ----------

Company's share of communities' EBITDA (a).  $   23,974      25,804

Share of Service Companies' EBITDA/FFO (b).         228         (24)
Other income. . . . . . . . . . . . . . . .         188          83
Co-investment fee income (c). . . . . . . .         512       1,260
General and administrative. . . . . . . . .      (1,310)     (1,213)
                                             ----------  ----------

EARNINGS BEFORE INTEREST, TAXES,
 DEPRECIATION AND AMORTIZATION (EBITDA) . .      23,592      25,910
                                             ----------  ----------

INTEREST EXPENSE (d)
Wholly-owned communities and portfolio
  debt. . . . . . . . . . . . . . . . . . .      (6,253)     (6,242)
Share of partnership communities. . . . . .      (3,882)     (3,563)
                                             ----------  ----------
                                                (10,135)     (9,805)
                                             ----------  ----------
SERVICE COMPANIES TAXES AND DEPRECIATION
 AND AMORTIZATION
  Taxes . . . . . . . . . . . . . . . . . .         303       --
  Depreciation and amortization . . . . . .        (780)      --
                                             ----------  ----------
                                                   (477)      --
                                             ----------  ----------

FUNDS FROM OPERATIONS (FF0) . . . . . . . .      12,980      16,105
                                             ----------  ----------

CAPITAL EXPENDITURES PAID FROM FFO (e)
Wholly-owned communities. . . . . . . . . .        (834)     (1,159)
Share of partnership communities. . . . . .        (396)       (300)
                                             ----------  ----------
                                                 (1,230)     (1,459)
                                             ----------  ----------
ADJUSTED FUNDS FROM OPERATIONS (AFFO) . . .  $   11,750      14,646
                                             ==========  ==========
Notes:

     (a) Includes discontinued operations. See page 36 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

     (b) In 2003, includes share of EBITDA, net of intercompany interest elimination. In 2002, includes interest income and share of income from the Service Companies.

     (c)   See page 42.

     (d)   Includes amortization of deferred and other financing costs.

     (e) For details, refer to the Company's Management Discussion and Analysis in the Form 10-Q filed with the SEC for this reporting period.


Second Quarter 2003                                        Page 12
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                             FUNDS FROM OPERATIONS
                                                         Unaudited
                     (Dollars in thousands, except for share data)



                                                Six Months Ended
                                                    June 30,
                                            -----------------------
                                                2003        2002
                                             ----------  ----------

Company's share of communities' EBITDA (a).  $   48,101      51,838

Share of Service Companies' EBITDA/FFO (b).         791        (254)
Other income. . . . . . . . . . . . . . . .         384         447
Co-investment fee income (c). . . . . . . .         968       1,847
General and administrative. . . . . . . . .      (3,050)     (2,753)
                                             ----------  ----------

EARNINGS BEFORE INTEREST, TAXES,
 DEPRECIATION AND AMORTIZATION (EBITDA) . .      47,194      51,125
                                             ----------  ----------

INTEREST EXPENSE (d)
Wholly-owned communities and portfolio
  debt. . . . . . . . . . . . . . . . . . .     (12,745)    (12,188)
Share of partnership communities. . . . . .      (7,670)     (7,004)
                                             ----------  ----------
                                                (20,415)    (19,192)
                                             ----------  ----------
SERVICE COMPANIES TAXES AND DEPRECIATION
 AND AMORTIZATION
  Taxes . . . . . . . . . . . . . . . . . .         458       --
  Depreciation and amortization . . . . . .      (1,540)      --
                                             ----------  ----------
                                                 (1,082)      --
                                             ----------  ----------

FUNDS FROM OPERATIONS (FF0) . . . . . . . .      25,697      31,933
                                             ----------  ----------

CAPITAL EXPENDITURES PAID FROM FFO (e)
Wholly-owned communities. . . . . . . . . .      (1,918)     (2,164)
Share of partnership communities. . . . . .        (621)       (522)
                                             ----------  ----------
                                                 (2,539)     (2,686)
                                             ----------  ----------
ADJUSTED FUNDS FROM OPERATIONS (AFFO) . . .  $   23,158      29,247
                                             ==========  ==========
Notes:

     (a) Includes discontinued operations. See page 39 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

     (b) In 2003, includes share of EBITDA, net of intercompany interest elimination. In 2002, includes interest income and share of income from the Service Companies.

     (c)   See page 42.

     (d)   Includes amortization of deferred and other financing costs.

     (e) For details, refer to the Company's Management Discussion and Analysis in the Form 10-Q filed with the SEC for this reporting period.


Second Quarter 2003                                        Page 13
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                              STATEMENTS OF OPERATIONS
                                                                            Three Months Ended June 30
                                                                     (Unaudited, dollars in thousands)

                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
RENTAL OPERATIONS
Revenue:
  Rental. . . . . . . . . . . . . . . . . . . . . . .  $   25,441      25,018      37,924      37,260
  Other . . . . . . . . . . . . . . . . . . . . . . .       2,040       1,662       3,081       2,497
                                                       ----------  ----------  ----------  ----------
                                                           27,481      26,680      41,005      39,757
                                                       ----------  ----------  ----------  ----------
Expenses:
  Rental. . . . . . . . . . . . . . . . . . . . . . .      11,974      10,912      17,606      16,156
  Interest and amortization of deferred financing costs     6,253       6,242      10,136       9,805
  Depreciation. . . . . . . . . . . . . . . . . . . .       5,546       5,111       8,655       8,058
                                                       ----------  ----------  ----------  ----------
                                                           23,773      22,265      36,397      34,019
                                                       ----------  ----------  ----------  ----------
                                                            3,708       4,415       4,608       5,738

Income from partnerships. . . . . . . . . . . . . . .       1,469       2,255       --          --
                                                       ----------  ----------  ----------  ----------
Income from rental operations . . . . . . . . . . . .       5,177       6,670       4,608       5,738
                                                       ----------  ----------  ----------  ----------

OTHER INCOME
  Interest and share of loss from the Service Companies     --            (24)      --            (24)
  Fee income from unconsolidated partnerships . . . .         512       1,260         512       1,260
  Other income (c). . . . . . . . . . . . . . . . . .         188          83         757       1,015
                                                       ----------  ----------  ----------  ----------
                                                              700       1,319       1,269       2,251
                                                       ----------  ----------  ----------  ----------











Second Quarter 2003                                                                            Page 14
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                            Three Months Ended June 30
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
SERVICE COMPANIES' OPERATIONS
  Total revenue . . . . . . . . . . . . . . . . . . .      14,041       --         14,041       --
  Total expenses. . . . . . . . . . . . . . . . . . .      14,290       --         14,290       --
                                                       ----------  ----------  ----------  ----------
    Loss from Service Companies' operations . . . . .        (249)      --           (249)      --
                                                       ----------  ----------  ----------  ----------

GENERAL AND ADMINISTRATIVE. . . . . . . . . . . . . .       1,310       1,213       1,310       1,213
                                                       ----------  ----------  ----------  ----------

INCOME FROM CONTINUING OPERATIONS BEFORE
  SHARE OF GAINS ON SALES OF PROPERTIES . . . . . . .       4,318       6,776       4,318       6,776
Gain on sale of residential property including share
  of gains on sales of a partnership's properties . .       --            605       --            605
Impairment of investment in partnership . . . . . . .      (1,191)      --         (1,191)      --
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       3,127       7,381       3,127       7,381
  Minority interest . . . . . . . . . . . . . . . . .         199         913         199         913
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS . . . . . . . . . .       2,928       6,468       2,928       6,468
                                                       ----------  ----------  ----------  ----------
Income from discontinued operations,
  net of minority interest (d). . . . . . . . . . . .       --            823       --            823
Gain on sale of discontinued operations, net of
  minority interest . . . . . . . . . . . . . . . . .       --          --          --          --
                                                       ----------  ----------  ----------  ----------
INCOME FROM DISCONTINUED OPERATIONS, NET OF
  MINORITY INTEREST . . . . . . . . . . . . . . . . .       --            823       --            823
                                                       ----------  ----------  ----------  ----------

NET INCOME. . . . . . . . . . . . . . . . . . . . . .       2,928       7,291       2,928       7,291
Net income attributable to preferred shares . . . . .       1,980       1,946       1,980       1,946
                                                       ----------  ----------  ----------  ----------
NET INCOME ATTRIBUTABLE TO COMMON SHARES. . . . . . .  $      948       5,345         948       5,345
                                                       ==========  ==========  ==========  ==========






Second Quarter 2003                                                                            Page 15
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                            Three Months Ended June 30
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       3,127       7,381       3,127       7,381
Income from discontinued operations before minority
  interest. . . . . . . . . . . . . . . . . . . . . .       --            990       --            990
Add:  Depreciation
  Wholly-owned communities. . . . . . . . . . . . . .       5,546       5,371       5,546       5,371
  Share of partnership communities. . . . . . . . . .       3,116       2,968       3,116       2,968
Less:  Gains on sales of rental properties
  Wholly-owned communities. . . . . . . . . . . . . .       --          --          --          --
  Share of partnership communities. . . . . . . . . .       --           (605)      --           (605)
Equity in Partnership losses. . . . . . . . . . . . .       1,191       --          1,191       --
                                                       ----------  ----------  ----------  ----------
FUNDS FROM OPERATIONS . . . . . . . . . . . . . . . .  $   12,980      16,105      12,980      16,105
                                                       ==========  ==========  ==========  ==========


Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   Combined includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the
           Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

     (d)   No interest expense is associated with discontinued operations.







Second Quarter 2003                                                                            Page 16
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                              STATEMENTS OF OPERATIONS
                                                                              Six Months Ended June 30
                                                                     (Unaudited, dollars in thousands)

                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
RENTAL OPERATIONS
Revenue:
  Rental. . . . . . . . . . . . . . . . . . . . . . .  $   50,838      49,992      75,417      74,156
  Other . . . . . . . . . . . . . . . . . . . . . . .       3,726       3,210       5,660       4,853
                                                       ----------  ----------  ----------  ----------
                                                           54,564      53,202      81,077      79,009
                                                       ----------  ----------  ----------  ----------
Expenses:
  Rental. . . . . . . . . . . . . . . . . . . . . . .      23,295      20,998      34,146      31,215
  Interest and amortization of deferred financing costs    12,745      12,188      20,416      19,193
  Depreciation. . . . . . . . . . . . . . . . . . . .      11,064      10,150      17,285      15,957
                                                       ----------  ----------  ----------  ----------
                                                           47,104      43,336      71,847      66,365
                                                       ----------  ----------  ----------  ----------
                                                            7,460       9,866       9,230      12,644

Income from partnerships. . . . . . . . . . . . . . .       2,926       4,284       --          --
                                                       ----------  ----------  ----------  ----------
Income from rental operations . . . . . . . . . . . .      10,386      14,150       9,230      12,644
                                                       ----------  ----------  ----------  ----------

OTHER INCOME
  Interest and share of loss from the Service Companies     --           (254)      --           (254)
  Fee income from unconsolidated partnerships . . . .         968       1,847         968       1,847
  Other income (c). . . . . . . . . . . . . . . . . .         384         447       1,540       1,953
                                                       ----------  ----------  ----------  ----------
                                                            1,352       2,040       2,508       3,546
                                                       ----------  ----------  ----------  ----------











Second Quarter 2003                                                                            Page 17
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                              Six Months Ended June 30
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
SERVICE COMPANIES' OPERATIONS
  Total revenue . . . . . . . . . . . . . . . . . . .      36,194       --         36,194       --
  Total expenses. . . . . . . . . . . . . . . . . . .      36,485       --         36,485       --
                                                       ----------  ----------  ----------  ----------
    Loss from Service Companies' operations . . . . .        (291)      --           (291)      --
                                                       ----------  ----------  ----------  ----------

GENERAL AND ADMINISTRATIVE. . . . . . . . . . . . . .       3,050       2,753       3,050       2,753
                                                       ----------  ----------  ----------  ----------

INCOME FROM CONTINUING OPERATIONS BEFORE
  SHARE OF GAINS ON SALES OF PROPERTIES . . . . . . .       8,397      13,437       8,397      13,437
Gain on sale of residential property including share
  of gains on sales of a partnership's properties . .       --            605       --            605
Impairment of investment in partnership . . . . . . .      (1,191)      --         (1,191)      --
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       7,206      14,042       7,206      14,042
  Minority interest . . . . . . . . . . . . . . . . .         570       1,692         570       1,692
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS . . . . . . . . . .       6,636      12,350       6,636      12,350
                                                       ----------  ----------  ----------  ----------
Income from discontinued operations,
  net of minority interest (d). . . . . . . . . . . .       --          1,601       --          1,601
Gain on sale of discontinued operations, net of
  minority interest . . . . . . . . . . . . . . . . .       --          --          --          --
                                                       ----------  ----------  ----------  ----------
INCOME FROM DISCONTINUED OPERATIONS, NET OF
  MINORITY INTEREST . . . . . . . . . . . . . . . . .       --          1,601       --          1,601
                                                       ----------  ----------  ----------  ----------

NET INCOME. . . . . . . . . . . . . . . . . . . . . .       6,636      13,951       6,636      13,951
Net income attributable to preferred shares . . . . .       3,961       4,028       3,961       4,028
                                                       ----------  ----------  ----------  ----------
NET INCOME ATTRIBUTABLE TO COMMON SHARES. . . . . . .  $    2,675       9,923       2,675       9,923
                                                       ==========  ==========  ==========  ==========






Second Quarter 2003                                                                            Page 18
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                              Six Months Ended June 30
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       7,206      14,042       7,206      14,042
Income from discontinued operations before minority
  interest. . . . . . . . . . . . . . . . . . . . . .       --          1,927       --          1,927
Add:  Depreciation
  Wholly-owned communities. . . . . . . . . . . . . .      11,064      10,733      11,064      10,733
  Share of partnership communities. . . . . . . . . .       6,236       5,836       6,236       5,836
Less:  Gains on sales of rental properties
  Wholly-owned communities. . . . . . . . . . . . . .       --          --          --          --
  Share of partnership communities. . . . . . . . . .       --           (605)      --           (605)
Equity in Partnership losses. . . . . . . . . . . . .       1,191       --          1,191       --
                                                       ----------  ----------  ----------  ----------
FUNDS FROM OPERATIONS . . . . . . . . . . . . . . . .  $   25,697      31,933      25,697      31,933
                                                       ==========  ==========  ==========  ==========


Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   Combined includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the
           Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

     (d)   No interest expense is associated with discontinued operations.







Second Quarter 2003                                                                            Page 19
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)


                                                     Consolidated (a)               Combined (b)
                                                -------------------------   -------------------------
                                                  June 30,   December 31,     June 30,   December 31,
                                                    2003         2002           2003         2002
                                                 ----------  ------------    ----------  ------------

ASSETS
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . .    $  105,098        97,700       162,671       153,873
  Depreciable property. . . . . . . . . . . .       677,232       631,480     1,039,799       984,053
                                                 ----------    ----------    ----------    ----------
                                                    782,330       729,180     1,202,470     1,137,926
Less:  Accumulated depreciation . . . . . . .      (131,332)     (120,268)     (174,068)     (158,973)
                                                 ----------    ----------    ----------    ----------
                                                    650,998       608,912     1,028,402       978,953

Rental apartments under development . . . . .         --           24,943        32,071        69,225
Land held for development or sale . . . . . .        12,604        14,158        12,604        14,158

Investments in partnerships (c) . . . . . . .       193,244       197,517         --            --

Cash and cash equivalents . . . . . . . . . .         5,357         2,422         8,898         9,426
Service Companies' assets . . . . . . . . . .        61,978        52,774        61,978        52,774
Other assets and deferred expenses, net (d) .        29,366        20,128        29,401        24,242
                                                 ----------    ----------    ----------    ----------
    TOTAL ASSETS. . . . . . . . . . . . . . .    $  953,547       920,854     1,173,354     1,148,778
                                                 ==========    ==========    ==========    ==========
















Second Quarter 2003                                                                            Page 20
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)



                                                     Consolidated (a)               Combined (b)
                                                -------------------------   -------------------------
                                                  June 30,   December 31,     June 30,   December 31,
                                                    2003         2002           2003         2002
                                                 ----------  ------------    ----------  ------------
LIABILITIES
Debt. . . . . . . . . . . . . . . . . . . . .    $  462,781       421,554       674,373       637,726
Distributions in excess of investments in
  and earnings from partnerships. . . . . . .         5,969         4,806         --            --
Accrued expenses and other liabilities. . . .        35,497        33,391        49,681        49,949
                                                 ----------    ----------    ----------    ----------
    TOTAL LIABILITIES . . . . . . . . . . . .       504,247       459,751       724,054       687,675
                                                 ----------    ----------    ----------    ----------

Mandatorily redeemable convertible
  preferred shares. . . . . . . . . . . . . .        93,247        93,247        93,247        93,247

Minority interest . . . . . . . . . . . . . .        61,579        65,728        61,579        65,728

Total shareholders' equity. . . . . . . . . .       294,474       302,128       294,474       302,128
                                                 ----------    ----------    ----------    ----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY. . . . . . . . . .    $  953,547       920,854     1,173,354     1,148,778
                                                 ==========    ==========    ==========    ==========

Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   See details in the Company's SEC Form 10-Q.







Second Quarter 2003                                                                            Page 21
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                            BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)
     (d)   Includes the following:


            Deferred financing costs, net . .    $    4,982         3,962         6,510         5,600
            Deferred development costs. . . .         3,738         4,557         3,738         4,557
            Operating receivables and prepaid
              expenses. . . . . . . . . . . .         2,340         3,311         2,716         4,077
            Deposits and restricted cash. . .         2,179         3,016         3,423         4,655
            Notes receivable. . . . . . . . .        10,960         2,179         8,277         2,179
            Advances to affiliates. . . . . .         4,655         2,381         3,956         2,202
            Other . . . . . . . . . . . . . .           512           722           781           972
                                                 ----------    ----------    ----------    ----------
                                                 $   29,366        20,128        29,401        24,242
                                                 ==========    ==========    ==========    ==========





























Second Quarter 2003                                                                            Page 22
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $286,731      62.0%       7.1%        6.4    286,731      --      286,731     --
Construction
  financing . . . . .    --            0%         0%        0.0      --         --        --        --
Tax-exempt debt . . .   50,250      10.9%       2.4%        0.3      9,500     40,750     --       50,250
Credit facilities (f)  119,000      25.7%       3.4%        2.9      --       119,000     --      119,000
Other (g) . . . . . .    6,800       1.4%       2.1%        0.0      --         6,800     --        6,800
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $462,781     100.0%       5.6%        4.7    296,231    166,550   286,731   176,050
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                64.0%      36.0%     62.0%     38.0%
                                                                   =======    =======   =======   =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $490,518      72.7%       7.1%        6.4    490,518      --      490,518     --
Construction
  financing . . . . .   10,204       1.5%       3.2%        1.6     10,204      --        --       10,204
Tax-exempt debt . . .   50,250       7.5%       2.4%        0.3      9,500     40,750     --       50,250
Credit facilities (f)  119,000      17.6%       3.4%        2.9      --       119,000     --      119,000
Other (g) . . . . . .    4,401       0.7%       2.1%        0.0      --         4,401     --        4,401
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $674,373     100.0%       6.1%        5.2    510,222    164,151   490,518   183,855
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                75.7%      24.3%     72.7%     27.3%
                                                                   =======    =======   =======   =======
See notes on the following page

Second Quarter 2003                                                                            Page 23
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------

                                                        Number of         Out-                  Current
                             Date          Original     Shares at       standing   Dividend    Liquidation
Security                   of Issue         Issue       Issuance         Shares      Rate      Preference
----------------------     ---------       --------     ---------       --------   --------    -----------

Convertible Preferred
  Series A                   1/30/96       $ 20,000     1,200,000        100,000      (h)           2,022

Convertible Preferred
  Series B                     (i)           75,000     3,125,000      3,125,000      (j)          76,500

Convertible Preferred
  Series D (k)              10/31/01         20,000       800,000        800,000      (l)          20,433



Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

     (d)   Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





Second Quarter 2003                                                                            Page 24
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)



     (e)   The following summarizes interest rate limitation and swap contracts associated with the Credit
           Facilities:


                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------    ---------------
     Swap          Harris Trust & Savings Bank                15,000           6.405%    9/21/99  - 9/20/04
     Swap          Harris Trust & Savings Bank                10,000           6.438%    10/4/99  - 10/4/04
                                                             -------
                                                             $25,000
                                                             =======

           The following summarizes interest rate swap contracts associated with the construction financing of AMLI at Seven Bridges, in which the Company owns a 20% interest:




















Second Quarter 2003                                                                            Page 25
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)

                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------   ----------------
     Swap          PNC Bank, N.A.                            $30,000           4.670%   1/10/03 - 7/10/03
     Swap          PNC Bank, N.A.                             50,000           4.670%   7/10/03 -12/10/03

     (f)   See note (c) on page 27.

     (g)   Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of Company's share.

     (h)   The dividend per share is equal to the common share dividend.

     (i)   Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

     (j)   The dividend per share is the greater of an annualized (i)  $1.84 per share or (ii) the amount payable on the common shares.

     (k)   800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

     (l)   The dividend per share is the greater of an annualized (i)  $2.1625 per share or (ii) the amount payable on the common shares.















Second Quarter 2003                                                                            Page 26
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                       DEBT MATURITIES
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------
2003                  $  1,989          6,800             8,789               1.9%                 2.1%
2004                     3,857         22,547            26,404               5.7%                 7.6%
2005                     3,997         31,024            35,021               7.6%                 8.2%
2006                     3,130        154,372(c)        157,502              34.0%                 4.5%
2007                     2,661         32,981            35,642               7.7%                 6.7%
Thereafter              18,723        180,700(d)        199,423              43.1%                 5.6%
                      --------        -------           -------             ------                -----
    Total             $ 34,357        428,424           462,781             100.0%                 5.6%
                      ========        =======           =======             ======                =====
  Percent to Total        7.4%          92.6%            100.0%
                      ========        =======           =======


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------

2003                  $  3,124          8,030            11,154              18.8%                 3.5%
2004                     6,162         24,987            31,149               4.7%                 7.6%
2005                     6,456         41,024            47,480               7.0%                 7.1%
2006                     5,666        185,998(c)        191,664              10.8%                 7.6%
2007                     4,747         65,552            70,299              10.5%                 7.3%
Thereafter              29,028        293,599(d)        322,627              48.2%                 6.2%
                      --------        -------           -------             ------                -----
    Total             $ 55,183        619,190           674,373             100.0%                 6.1%
                      ========        =======           =======             ======                =====
  Percent to Total        8.2%          91.8%            100.0%
                      ========        =======           =======


Second Quarter 2003                                                                            Page 27
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEBT MATURITIES - CONTINUED
                                                                                         June 30, 2003
                                                                     (Unaudited, dollars in thousands)





Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   The Company's primary unsecured line of credit was replaced in May 2003 with a new $200,000 line of credit maturing in May 2006.

     (d)   Includes Bonds which mature in 2024. The credit enhancements on $40,750 and $9,500 expire on
           October 15, 2003 and on December 18, 2004, respectively.

























Second Quarter 2003                                                                            Page 28
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES
                                                                            THREE MONTHS ENDED JUNE 30



PHYSICAL OCCUPANCY AND COLLECTED
REVENUE PER OCCUPIED UNIT (a)
--------------------------------
                                                                                Weighted Average
                                     Weighted Average Occupancy (b)           Collected Revenue (c)
                                   ---------------------------------   ---------------------------------
                       Apartment                             Percent                             Percent
Market                   Homes        2003        2002       Change       2003        2002       Change
------                 ---------    --------    --------    --------    --------    --------    --------

Dallas                     6,560       91.4%       91.8%       -0.5%      $  817         849       -3.8%
Atlanta                    5,637       90.8%       90.2%        0.8%         862         898       -4.0%
Austin                     2,797       91.4%       91.4%        0.0%         817         875       -6.6%
Houston                    1,133       91.0%       92.2%       -1.2%       1,063       1,095       -2.9%
Indianapolis               2,028       91.1%       91.5%       -0.4%         805         798        0.9%
Kansas City                2,518       90.7%       93.0%       -2.5%         844         855       -1.3%
Chicago                    3,243       92.1%       92.1%        0.0%       1,100       1,146       -4.0%
Denver                       742       88.5%       87.1%        1.6%       1,021       1,075       -5.0%
                         -------      ------      ------      ------      ------      ------      ------

Total                     24,658       91.2%       91.4%       -0.3%      $  884         917       -3.6%
                         =======      ======      ======      ======      ======      ======      ======


















Second Quarter 2003                                                                            Page 29
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                            THREE MONTHS ENDED JUNE 30



REVENUE, EXPENSES AND NET OPERATING INCOME (a)
(dollars in thousands)
----------------------------------------------

                          Revenue                       Expenses               Net Operating Income (d)
                ----------------------------  ---------------------------- -----------------------------
                                    Percent                       Percent                       Percent
Market            2003      2002    Change      2003      2002    Change      2003      2002    Change
------          --------  --------  --------  --------  --------  --------  --------  --------  --------

Dallas          $ 14,675    15,336     -4.3%     6,735     6,631      1.6%     7,940     8,705     -8.8%
Atlanta           13,252    13,696     -3.2%     5,190     5,040      3.0%     8,062     8,656     -6.9%
Austin             6,265     6,712     -6.7%     2,880     2,996     -3.9%     3,385     3,716     -8.9%
Houston            3,290     3,427     -4.0%     1,460     1,505     -3.0%     1,830     1,922     -4.8%
Indianapolis       4,463     4,433      0.7%     1,820     1,758      3.5%     2,643     2,675     -1.2%
Kansas City        5,782     6,011     -3.8%     2,198     2,061      6.7%     3,584     3,950     -9.3%
Chicago            9,862    10,101     -2.4%     4,100     3,908      4.9%     5,762     6,193     -7.0%
Denver             2,013     2,079     -3.1%       730       648     12.6%     1,283     1,431    -10.3%
                --------  --------  --------  --------  --------  --------  --------  --------  --------
Total           $ 59,602    61,795     -3.5%    25,113    24,547      2.3%    34,489    37,248     -7.4%
                ========  ========  ========  ========  ========  ========  ========  ========  ========

Wholly-owned    $ 24,951    26,350              10,780    10,714              14,171    15,636
Partnership       34,651    35,445              14,333    13,833              20,318    21,612
                --------  --------            --------  --------            --------  --------
                $ 59,602    61,795              25,113    24,547              34,489    37,248
                ========  ========            ========  ========            ========  ========

Notes:

     (a)   Information shown is Combined, including partnership communities at 100%.

     (b)   Represents average daily physical occupancy.

     (c)   Represents amounts collected for rent and other income per month.

     (d)   See page 36 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.

Second Quarter 2003                                                                            Page 30
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES
                                                                              SIX MONTHS ENDED JUNE 30



PHYSICAL OCCUPANCY AND COLLECTED
REVENUE PER OCCUPIED UNIT (a)
--------------------------------
                                                                                Weighted Average
                                     Weighted Average Occupancy (b)           Collected Revenue (c)
                                   ---------------------------------   ---------------------------------
                       Apartment                             Percent                             Percent
Market                   Homes        2003        2002       Change       2003        2002       Change
------                 ---------    --------    --------    --------    --------    --------    --------

Dallas                     6,560       89.8%       91.4%       -1.7%      $  824         856       -3.7%
Atlanta                    5,637       90.5%       90.1%        0.5%         862         907       -5.0%
Austin                     2,797       91.0%       91.6%       -0.6%         818         882       -7.3%
Houston                    1,133       90.0%       91.4%       -1.5%       1,066       1,092       -2.4%
Indianapolis               2,028       90.2%       90.9%       -0.8%         808         798        1.3%
Kansas City                2,518       90.1%       91.2%       -1.2%         839         863       -2.8%
Chicago                    3,243       90.4%       90.4%       -0.1%       1,106       1,150       -3.8%
Denver                       742       87.6%       87.5%        0.2%       1,028       1,084       -5.2%
                         -------      ------      ------      ------      ------      ------      ------

Total                     24,658       90.2%       90.8%       -0.7%      $  887         923       -3.9%
                         =======      ======      ======      ======      ======      ======      ======


















Second Quarter 2003                                                                            Page 31
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                              SIX MONTHS ENDED JUNE 30

REVENUE, EXPENSES AND NET OPERATING INCOME (a)
(dollars in thousands)
----------------------------------------------

                          Revenue                       Expenses               Net Operating Income (d)
                ----------------------------  ---------------------------- -----------------------------
                                    Percent                       Percent                       Percent
Market            2003      2002    Change      2003      2002    Change      2003      2002    Change
------          --------  --------  --------  --------  --------  --------  --------  --------  --------

Dallas          $ 29,107    30,741     -5.3%    13,099    13,126     -0.2%    16,008    17,615     -9.1%
Atlanta           26,423    27,670     -4.5%    10,102     9,899      2.1%    16,321    17,771     -8.2%
Austin            12,499    13,552     -7.8%     5,752     5,827     -1.3%     6,747     7,725    -12.7%
Houston            6,522     6,780     -3.8%     2,865     2,934     -2.4%     3,657     3,846     -4.9%
Indianapolis       8,771     8,811     -0.5%     3,598     3,380      6.4%     5,173     5,431     -4.7%
Kansas City       11,431    11,901     -4.0%     4,158     4,096      1.5%     7,273     7,805     -6.8%
Chicago           19,447    19,898     -2.3%     7,792     7,456      4.5%    11,655    12,442     -6.3%
Denver             4,009     4,221     -5.0%     1,303     1,273      2.4%     2,706     2,948     -8.2%
                --------  --------  --------  --------  --------  --------  --------  --------  --------
Total           $118,209   123,574     -4.3%    48,669    47,991      1.4%    69,540    75,583     -8.0%
                ========  ========  ========  ========  ========  ========  ========  ========  ========

Wholly-owned    $ 49,646    52,871              20,908    20,790              28,738    32,081
Partnership       68,563    70,703              27,761    27,201              40,802    43,502
                --------  --------            --------  --------            --------  --------
                $118,209   123,574              48,669    47,991              69,540    75,583
                ========  ========            ========  ========            ========  ========

Notes:

     (a)   Information shown is Combined, including share of partnership communities at 100%.

     (b)   Represents average daily physical occupancy, which was changed starting with the third quarter 2002, from beginning of the month physical occupancy.

     (c)   Represents amounts collected for rent and other income.  Previously reported average rental rate per occupied unit.

     (d)   See page 39 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.

Second Quarter 2003                                                                            Page 32
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                    SAME COMMUNITY
                                                    RENTAL REVENUE



The following graphs present monthly rental revenue for the year 2003 in black, compared to monthly rental revenue for the twelve months of 2002 in gray. Commentary and financial data are "Combined" (including partnership communities at 100%) and based only on the same community portfolio. "Combined" same community rental revenue for the second quarter of 2003 totaled $55.2 million, or 92.6% of total community revenue, which was $59.6 million. The difference is attributable to other community revenue, which includes ancillary services revenue and rental-related fees.


ALL COMMUNITIES
---------------

For the second quarter 2003 compared to the same quarter a year ago, rental revenue for the same community portfolio declined 4.7%. The change was attributable to a 4.5% decline in collected rent per occupied unit and a modest 0.2% decline in occupancy, reflecting some stabilization. On a sequential basis, rental revenue began to trend up this quarter for the first time since third quarter 2001, increasing by 0.7%. Collected rent per occupied unit was down from last quarter by 1.4%; however, occupancy has begun to increase and was up 1.9%.


DALLAS
------

Dallas rental revenue declined by 5.7% compared to the second quarter of 2002, as collected rent per occupied unit fell by 5.1%, and occupancy fell by 0.5%. On a sequential basis, compared to the first quarter, rental revenue increased by 1.1% as a result of a 3.0% increase in occupancy and a 2.2% decline in collected rent per occupied unit, which was the largest quarterly sequential drop over the last four quarters. The Dallas/Ft. Worth market continued to experience demand pressure, with job losses totaling 28,000 for the 12-month period ending May 31, 2003. On the supply side, permit activity remained fairly strong with 11,277 new multifamily units authorized for the 12 months ended May 31, 2003, representing 2.2% of existing apartment stock.


ATLANTA
-------

Atlanta rental revenue declined 4.9% compared to the second quarter of 2002, driven by a 5.6% decline in collected rent per occupied unit and a 0.7% increase in occupancy. On a sequential basis, rental revenue declined by 0.8% compared to the first quarter as collected rent per occupied unit continued to fall, down 1.4%. Occupancy increased 0.6% as traffic and rentals increased by 34.4% and 39.9%, respectively. The challenge in Atlanta remains absorption of new supply, with 11,505 multifamily units permitted for the 12 months ended May 31, 2003, which represents a 3.1% of the existing apartment stock. The good news in Atlanta is that annualized permits have fallen by 27.5% versus the same period a year ago, and job growth has turned positive. Atlanta generated 8,000 new jobs for the 12 months ended May 31, 2003.










Second Quarter 2003                                        Page 33
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED


CHICAGO
-------

Chicago rental revenue declined 3.6% compared to the same quarter a year ago, driven entirely by a 3.6% decrease in collected rent per occupied unit, as occupancy remained unchanged at 92.1%. Sequentially, rental revenue increased by 2.6% over the first quarter after three consecutive quarterly decreases. This increase was due to a 3.5% gain in occupancy. While occupancy was increasing, collected rent per occupied unit continued to trend downward, dropping 1.3% in the second quarter compared to last quarter. In general, employment losses in Chicago, which were 28,300 for the twelve months ended May 31, 2003, continue to depress apartment demand and put downward pressure on rental rates in this market. On the supply side, the Chicago metro issued permits for 9,133 new multifamily units, representing 1.4% of existing apartment stock, for the 12 months ended ending May 31, 2003, a 10% decrease from the previous period.


AUSTIN
------

Austin rental revenue declined 6.9% compared to the second quarter of 2002 due to a decrease in collected rent per occupied unit of 6.8%, as occupancy was unchanged year over year at 91.4%. On a sequential basis, compared to the first quarter, rental revenue fell by 0.4% despite an increase in occupancy of 0.7% as collected rent per occupied unit continued to fall, decreasing by 1.0%. Austin is one of the few markets reporting job gains, as approximately 4,700 jobs were added for the twelve months ended May 31, 2003. Despite the positive employment trend, roughly 7,000 multifamily units will be delivered in 2003, which will continue to challenge this market in the near future. On a positive note, permits are down significantly, decreasing by 49% on a year over year basis as of May 31, 2003.


KANSAS
------

Kansas rental revenue declined 4.5% compared to the same period of a year ago due to decreases in both collected rent per occupied unit and occupancy of 2.0% and 2.3%, respectively. Sequentially, rental revenue increased 1.2% driven by improving occupancy that was up 1.2% compared to the first quarter, while collected rent per occupied unit remained essentially unchanged. Kansas continues to be challenged by weak demand fundamentals exhibited by declining job growth. For the 12 months ended May 31, 2003, the Kansas City metro area lost 19,800 jobs, a negative 2.1% revenue rate. In addition, multifamily permits are trending up. For the 12 months ended May 31, 2003, authorized permits totaled 2,998 units, an 86.2% increase over the same period of a year ago, representing a 2.4% increase to the existing apartment stock.















Second Quarter 2003                                        Page 34
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                        RENTAL REVENUE - CONTINUED



INDIANAPOLIS
------------

Indianapolis rental revenue for the second quarter 2003 declined 0.4% compared to the same quarter a year ago as a result of minor declines in both occupancy and collected rent per occupied unit of 0.4% and 0.2%, respectively. Sequentially, rental revenue grew 1.6% from the first quarter on the strength of improving occupancy, which increased 1.7% and stability in collected rent per occupied unit, which remained relatively unchanged, down 0.2%. Demand and supply fundamentals in Indianapolis continue to be a concern as evidenced by a loss of 25,300 jobs, or a negative 2.8%, growth rate for the 12 months ended May 31, 2003. In addition, 2,661 multifamily permits have been authorized over the past year, up 6.4% from the same period a year ago, which represents a 2.2% increase to the existing apartment stock.


HOUSTON
-------

Houston rental revenue declined by 4.6% in the second quarter of 2003 compared to the second quarter 2002. Both occupancy and collected rent per occupied unit fell from the same period a year earlier, decreasing 1.1% and 3.6%, respectively. On a sequential basis, rental revenue increased by 0.4% over the first quarter, mainly due to a 2.0% increase in occupancy. The increase in occupancy, however, was offset in part by a 1.9% decrease in collected rent per occupied unit. Houston is faced with challenging supply and demand fundamentals in the near term. Permit activity has increased dramatically as 14,987 multifamily permits, 3.3% of existing stock, were issued for the 12 months ended May 31, 2003, an increase of 111% over last May. On the demand side, Houston has lost 15,500 jobs for the twelve months ended May 31, 2003.


DENVER
------

Denver rental revenue on a year over year basis fell 4.6% due to continued weakness in the market, which pushed collected rent per occupied unit down 6.4% over the same period last year, while occupancy improved by 1.4%. On a sequential basis, rental revenue declined 0.8% from the first quarter due to further deterioration of collected rent per occupied unit, which feel 3.0%. The decline in rental revenue was limited by a 1.7% improvement in occupancy during the period. The Denver/Boulder metro area continues to display weak demand/supply fundamentals driven by negative job growth and significant new supply. For the 12 months ended May 31, 2003, the metro experienced a loss of 16,000 jobs, a negative 1.2% growth rate. On a positive note, for the 12 months ended May 31, 2003 authorized permits totaled 6,227 units, a 47.6% decrease over the same period of a year ago.















Second Quarter 2003                                        Page 35
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                     COMPONENTS OF NOI
                                                                            THREE MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g)(h)                 at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

REVENUE
Same store
 communities (b). . . .   24,951   26,350    -5.3%   36,453   38,093    -4.3%   34,651   35,445    -2.2%
New communities (c) . .        0        0     0.0%      533      430    24.0%    2,252    1,776    26.8%
Communities under
 development and
 lease-up . . . . . . .      374        1 28963.7%    1,050      121   766.0%    2,597      411   531.7%
Acquisition
 communities (d). . . .    2,156      329   555.3%    2,969      585   407.6%    2,438    1,075   126.8%
Communities sold/
 contributed to
 ventures (e) . . . . .        0    2,115     0.0%        0    2,644  -100.0%      955    2,946   -67.6%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          27,481   28,795    -4.6%   41,005   41,873    -2.1%   42,893   41,653     3.0%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========

EXPENSES
Same store
 communities (b). . . .   10,780   10,714     0.6%   15,549   15,332     1.4%   14,333   13,833     3.6%
New communities (c) . .        0        0     0.0%      221      201     9.8%      921      840     9.6%
Communities under
 development and
 lease-up . . . . . . .      189       56   234.4%      528      157   235.0%    1,363      361   277.2%
Acquisition
 communities (d). . . .    1,005      143   604.0%    1,308      213   513.5%      941      296   217.8%
Communities sold/
 contributed to
 ventures (e) . . . . .        0      864  -100.0%        0    1,120  -100.0%      438    1,440   -69.6%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          11,974   11,777     1.7%   17,606   17,023     3.4%   17,996   16,770     7.3%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========


Second Quarter 2003                                                                            Page 36
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                            THREE MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)



                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g) (h)                at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
NET OPERATING INCOME
Same store
 communities (b). . . .   14,171   15,636    -9.4%   20,904   22,761   -10.0%   20,318   21,612    -6.0%
New communities (c) . .        0        0     0.0%      312      229    88.0%    1,331      936    42.3%
Communities under
 development and
 lease-up . . . . . . .      185      -55  -435.5%      522     (36)             1,234       49  2369.6%
Acquisition
 communities (d). . . .    1,151      186   518.0%    1,661      372     0.0%    1,497      779    92.3%
Communities sold/
 contributed to
 ventures (e) . . . . .        0    1,251  -100.0%        0    1,524  -100.0%      517    1,507   -65.7%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          15,507   17,018    -8.9%   23,399   24,850    -7.5%   24,897   24,883     0.1%
                        ======== ======== ========                   ======== ======== ======== ========

Cash flow preference
 and operating
 promote (f). . . . . .                                 695      915
                                                   -------- --------
Company's share of
  NOI (g) . . . . . . .                              24,094   25,765

Company's share of
  other, net. . . . . .                                -120       39
                                                   -------- --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                              23,974   25,804
                                                   ======== ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (e). . . .                               31.7%    31.5%
Including cash flow
 preferences and
 other (f). . . . . . .                               34.5%    35.2%
                                                   ======== ========

Second Quarter 2003                                                                            Page 37
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                            THREE MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)




Notes:

     (a)   Includes communities that were sold and reported as Discontinued Operations in the
           Company's Statements of Operations.

     (b)   Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2002.

     (c)   New communities are communities that were developed by the Company and began stabilized operations after January 1, 2002.

     (d)   Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2002.

     (e)   Reflects operations through the date of sale.  Prior to the date of contribution of the community to a joint venture, the operating results of such communities were disclosed under wholly-owned communities.

     (f)   The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 42.

     (g)   Based on the Company's ownership share of each partnership's NOI.  Reflects only property operations.
           Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 42.

     (h)   Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.












Second Quarter 2003                                                                            Page 38
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                     COMPONENTS OF NOI
                                                                              SIX MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g)(h)                 at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

REVENUE
Same store
 communities (a). . . .   49,646   52,871    -6.1%   72,376   76,358    -5.2%   68,563   70,703    -3.0%
New communities (b) . .        0        0     0.0%    1,056      782    35.1%    4,469    3,207    39.3%
Communities under
 development and
 lease-up . . . . . . .      598        1 46309.0%    1,775      181   878.7%    4,484      613   631.9%
Acquisition
 communities (c). . . .    4,320      330  1213.0%    5,870      585   903.5%    4,648    1,075   332.5%
Communities sold/
 contributed to
 ventures (d) . . . . .        0    4,238  -100.0%        0    5,341  -100.0%    1,859    6,586   -71.8%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          54,564   57,440    -5.0%   81,077   83,247    -2.6%   84,023   82,184     2.2%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========

EXPENSES
Same store
 communities (a). . . .   20,908   20,791     0.6%   30,156   29,863     1.0%   27,761   27,201     2.1%
New communities (b) . .        0        0     0.0%      434      387    11.9%    1,814    1,611    12.6%
Communities under
 development and
 lease-up . . . . . . .      398       64   518.8%    1,016      217   365.3%    2,476      544   355.0%
Acquisition
 communities (c). . . .    1,989      143  1293.2%    2,540      212  1091.4%    1,678      296   466.5%
Communities sold/
 contributed to
 ventures (d) . . . . .        0    1,728  -100.0%        0    2,264  -100.0%      856    3,035   -71.8%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          23,295   22,726     2.5%   34,146   32,943     3.6%   34,585   32,687     5.8%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========


Second Quarter 2003                                                                            Page 39
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                              SIX MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)



                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g) (h)                at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
NET OPERATING INCOME
Same store
 communities (a). . . .   28,738   32,080   -10.4%   42,220   46,495    -9.1%   40,802   43,502    -6.2%
New communities (b) . .        0        0     0.0%      622      395    57.9%    2,655    1,596    66.3%
Communities under
 development and
 lease-up . . . . . . .      200      -63  -416.0%      759      -36 -2146.6%    2,008       69  2829.7%
Acquisition
 communities (c). . . .    2,331      187  1151.6%    3,330      373   795.7%    2,970      779   281.5%
Communities sold/
 contributed to
 ventures (d) . . . . .        0    2,510     0.0%        0    3,077  -100.0%    1,003    3,551   -71.8%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          31,269   34,714    -9.9%   46,931   50,304    -6.7%   49,438   49,497    -0.1%
                        ======== ======== ========                   ======== ======== ======== ========

Cash flow preference
 and operating
 promote (e). . . . . .                               1,350    1,537
                                                   -------- --------
Company's share of
  NOI (f) . . . . . . .                              48,281   51,841

Company's share of
  other, net. . . . . .                                -180       -3
                                                   -------- --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                              48,101   51,838
                                                   ======== ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (e). . . .                               31.7%    31.5%
Including cash flow
 preferences and
 other (f). . . . . . .                               34.4%    34.6%
                                                   ======== ========

Second Quarter 2003                                                                            Page 40
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                            THREE MONTHS ENDED JUNE 30
                                                                                (Dollars in thousands)




Notes:

     (a)   Includes communities that were sold and reported as Discontinued Operations in the
           Company's Statements of Operations.

     (b)   Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2002.

     (c)   New communities are communities that were developed by the Company and began stabilized operations after January 1, 2002.

     (d)   Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2002.

     (e)   Reflects operations through the date of sale.  Prior to the date of contribution of the community to a joint venture, the operating results of such communities were disclosed under wholly-owned communities.

     (f)   The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 42.

     (g)   Based on the Company's ownership share of each partnership's NOI.  Reflects only property operations.
           Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 42.

     (h)   Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.












Second Quarter 2003                                                                            Page 41
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                        CO-INVESTMENT COMPENSATION
                                            (Dollars in thousands)



                                                Three Months Ended
                                                     June 30,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------
FEE INCOME (a)

Acquisition fees (a). . . . . . . . . . . . . $    --            401
Asset management fees (b) . . . . . . . . . .        118         118
Disposition fees (c). . . . . . . . . . . . .      --            239
Debt/equity placement fees (a). . . . . . . .      --          --
Development fees (a). . . . . . . . . . . . .        394         502
Promoted interest from sales and Other. . . .      --          --
                                              ----------  ----------
                                                     512       1,260
                                              ----------  ----------
SHARE OF CASH FLOW (d)

Promoted interest from operating cash flow. .        146         170
Cash flow preferences (e) . . . . . . . . . .        549         745
                                              ----------  ----------
                                                     695         915
                                              ----------  ----------
    TOTAL . . . . . . . . . . . . . . . . . . $    1,207       2,175
                                              ==========  ==========


                                                  Six Months Ended
                                                     June 30,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------
FEE INCOME (a)

Acquisition fees (a). . . . . . . . . . . . . $    --            401
Asset management fees (b) . . . . . . . . . .        236         247
Disposition fees (c). . . . . . . . . . . . .      --            239
Debt/equity placement fees (a). . . . . . . .      --          --
Development fees (a). . . . . . . . . . . . .        732         960
Promoted interest from sales. . . . . . . . .      --          --
                                              ----------  ----------
                                                     968       1,847
                                              ----------  ----------
SHARE OF CASH FLOW (d)

Promoted interest from operating cash flow. .        271         276
Cash flow preferences (e) . . . . . . . . . .      1,079       1,261
                                              ----------  ----------
                                                   1,350       1,537
                                              ----------  ----------
    TOTAL . . . . . . . . . . . . . . . . . . $    2,318       3,384
                                              ==========  ==========












Second Quarter 2003                                        Page 42
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL            CO-INVESTMENT COMPENSATION - CONTINUED
                                            (Dollars in thousands)




Notes:

(a) Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share. Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 44.

(b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.

(c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

(d)  See pages 36 and 39.

(e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.














































Second Quarter 2003                                        Page 43
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           SERVICE COMPANIES FINANCIAL INFORMATION
                                            (Dollars in thousands)



COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                                Three Months Ended
                                                     June 30,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------

REVENUES
Property management fees (a). . . . . . . . . $    2,611       2,572
General contractor revenues, net (b). . . . .        360         604
Gross profit - corporate homes (c). . . . . .        251         399
Other income. . . . . . . . . . . . . . . . .        395         397
                                              ----------  ----------
                                                   3,617       3,972
                                              ----------  ----------
OPERATING EXPENSES
Property management . . . . . . . . . . . . .      2,663       2,446
General contractor. . . . . . . . . . . . . .        498         519
Corporate homes . . . . . . . . . . . . . . .        245         253
                                              ----------  ----------
                                                   3,406       3,218
                                              ----------  ----------

EBITDA (d). . . . . . . . . . . . . . . . . .        211         754

Gain (loss) on land sales, net. . . . . . . .      --             (4)

Interest expense. . . . . . . . . . . . . . .       (230)       (464)
Depreciation and amortization . . . . . . . .       (780)       (754)
Taxes . . . . . . . . . . . . . . . . . . . .        303         178
                                              ----------  ----------

NET INCOME (LOSS) . . . . . . . . . . . . . .       (496)       (290)

Eliminations, interest and other (d). . . . .        247         (42)
                                              ----------  ----------

SHARE OF INCOME (LOSS) FROM THE
  SERVICE COMPANIES (e) . . . . . . . . . . . $     (249)       (332)
                                              ==========  ==========


Notes:

     (a)   Includes a 3% fee from wholly-owned communities.

     (b) General contractor revenues are shown net of construction costs.

     (c) Gross revenues from customers less payments to communities and cost of sales.

     (d) Share of Service Company's EBITDA of $228 in 2003 on page 12 equals EBITDA above of $211 plus $17 of intercompany elimination.

     (e)   See Company's Consolidated Statements of Operations.




Second Quarter 2003                                        Page 44
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           SERVICE COMPANIES FINANCIAL INFORMATION
                                            (Dollars in thousands)



COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                                  Six Months Ended
                                                     June 30,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------

REVENUES
Property management fees (a). . . . . . . . . $    5,162       5,137
General contractor revenues, net (b). . . . .        985       1,237
Gross profit - corporate homes (c). . . . . .        477         745
Other income. . . . . . . . . . . . . . . . .        600         644
                                              ----------  ----------
                                                   7,224       7,763
                                              ----------  ----------
OPERATING EXPENSES
Property management . . . . . . . . . . . . .      5,014       4,955
General contractor. . . . . . . . . . . . . .        940       1,068
Corporate homes . . . . . . . . . . . . . . .        475         495
                                              ----------  ----------
                                                   6,429       6,518
                                              ----------  ----------

EBITDA. . . . . . . . . . . . . . . . . . . .        795       1,245

Gain (loss) on land sales, net. . . . . . . .      --            (77)

Interest expense. . . . . . . . . . . . . . .       (401)       (873)
Depreciation and amortization . . . . . . . .     (1,540)     (1,470)
Taxes . . . . . . . . . . . . . . . . . . . .        458         446
                                              ----------  ----------

NET INCOME (LOSS) . . . . . . . . . . . . . .       (688)       (729)

Eliminations, interest and other (d). . . . .        397         (98)
                                              ----------  ----------

SHARE OF INCOME (LOSS) FROM THE
  SERVICE COMPANIES (e) . . . . . . . . . . . $     (291)       (827)
                                              ==========  ==========


Notes:

     (a)   Includes a 3% fee from wholly-owned communities.

     (b) General contractor revenues are shown net of construction costs.

     (c) Gross revenues from customers less payments to communities and cost of sales.

     (d) Share of Service Company's EBITDA of $791 in 2003 on page 13 equals EBITDA above of $795 less $4 of intercompany elimination.

     (e)   See Company's Consolidated Statements of Operations.




Second Quarter 2003                                        Page 45
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           SERVICE COMPANIES FINANCIAL INFORMATION
                                            (Dollars in thousands)


COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             June 30,   December 31,
                                               2003        2002
                                            ----------  ------------

ASSETS:
Receivables (a) . . . . . . . . . . . . .   $   12,453        11,532
Land held for sale (b). . . . . . . . . .       12,816        12,732
Rental communities under development and
  held for sale (c) . . . . . . . . . . .       20,434         8,864
Building and leasehold improvements,
  net (d) . . . . . . . . . . . . . . . .        2,352         2,486
Information technology costs, net . . . .        8,287         8,329
Other (e) . . . . . . . . . . . . . . . .        5,636         8,831
                                            ----------    ----------
    TOTAL ASSETS. . . . . . . . . . . . .   $   61,978        52,774
                                            ==========    ==========


Notes:

(a)  Primarily fee income from affiliates.

(b) Represents 120 acres in Indiana with carrying cost of $7,616 and $7,591, and 34 acres in Texas with carrying cost of $5,200 and $5,141 in 2003 and 2002, respectively.

(c)  See pages 51, 53 and 55.

(d) Primarily includes a corporate office building of $1,654 and $1,678, net of depreciation, respectively.

(e)  Represented by:

       Cash . . . . . . . . . . . . . . . . . .   $ --         3,616
       Investments in partnerships. . . . . . .     1,747      1,729
       Investment in real estate. . . . . . . .       737        737
       Deferred income tax. . . . . . . . . . .     2,064      1,605
       Unamortized goodwill . . . . . . . . . .       668        668
       Other. . . . . . . . . . . . . . . . . .       420        476
                                                  -------     ------
                                                  $ 5,636      8,831
                                                  =======     ======





















Second Quarter 2003                                        Page 46
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                STABILIZED COMMUNITIES
                                                                                         June 30, 2003

                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree        100%       Dallas, TX               1997 1996/2000        500            Same Store
 at Bishop's Gate    100%       Plano, TX                1997      1997        266            Same Store
 at Breckinridge
  Point               45%       Richardson, TX           2000      1999        440            Same Store
 at Bryan Place       48%       Dallas, TX               2002      1999        420            Acquisition
                                                                                              Community
 at Chase Oaks       100%       Plano, TX                1994      1986        250            Same Store
 at Deerfield         25%       Plano, TX           Developed      2000        240            Same Store
 at Fossil Creek      25%       Ft. Worth, TX       Developed      1998        384            Same Store
 on Frankford         45%       Dallas, TX               2000      1998        582            Same Store
 on the Green        100%       Ft. Worth, TX            1994   1990/93        424            Same Store
 at Nantucket        100%       Dallas, TX               1988      1986        312            Same Store
 of North Dallas     100%       Dallas, TX            1989/90   1985/86      1,032            Same Store
 at Oak Bend          40%       Dallas, TX               1999      1997        426            Same Store
 on the Parkway       25%       Dallas, TX          Developed      1999        240            Same Store
 at Prestonwood
  Hills               45%       Dallas, TX               1999      1997        272            Same Store
 7th Street Station  100%       Ft. Worth, TX            2002      2000        189            Acquisition
                                                                                              Community
 at Shadow Ridge     100%       Flower Mound, TX         2001      2000        222            Same Store
 at Stonebridge
  Ranch              100%       McKinney, TX             2001      2001        250            Same Store
 on Timberglen        40%       Dallas, TX               1990      1985        260            Same Store
 Upper West Side     100%       Ft. Worth, TX            2002      2001        194            Acquisition
                                                                                              Community
 at Valley Ranch     100%       Irving, TX               1990      1985        460            Same Store
 at Verandah         100%       Arlington, TX            1997   1986/91        538            Acquisition
                                                                                              Community
                                                                            ------    ------
                                                                             7,901     27.7%
                                                                            ------    ------




Second Quarter 2003                                                                            Page 47
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                         June 30, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
ATLANTA, GA
------------
AMLI:
 at Barrett Lakes     35%       Kennesaw, GA        Developed      1997        446            Same Store
 at Barrett Walk      25%       Kennesaw, GA        Developed      2002        290            New Community
 at Clairmont        100%       Atlanta, GA              1988      1988        288            Same Store
 at Kedron Village    20%       Fayette County, GA  Developed      2002        216            New Community
 at Killian Creek    100%       Snellville, GA      Developed      1999        256            Same Store
 at Lost Mountain     75%       Paulding County,
                                GA                  Developed      2000        164            Same Store
 at Mill Creek        25%       Gwinnett County, GA Developed      2001        400            New Community
 at Northwinds        35%       Alpharetta, GA      Developed      1999        800            Same Store
 at Park Bridge       25%       Alpharetta, GA      Developed      2000        352            Same Store
 at Park Creek       100%       Gainesville, GA     Developed      1998        200            Same Store
 at Peachtree City    20%       Fayette County, GA  Developed      1998        312            Same Store
 at River Park        40%       Norcross, GA        Developed      1997        222            Same Store
 at Spring Creek     100%       Atlanta, GA         Developed   1985/86
                                                                 /87/89      1,180            Same Store
 at Towne Creek      100%       Gainesville, GA     Developed      1989        150            Same Store
 at Vinings          100%       Smyrma, GA            1992/97      1985        360            Same Store
 at West Paces       100%       Atlanta, GA              1993      1992        337            Same Store
 at Willeo Creek      30%       Roswell, GA              1995      1989        242            Same Store
 at Windward Park     45%       Alpharetta, GA           1999      1999        328            Same Store
                                                                            ------    ------
                                                                             6,543     22.9%
                                                                            ------    ------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase       33%       Buffalo Grove, IL        1996      1988        592            Same Store
 at Danada Farms      10%       Wheaton, IL              1997   1989/91        600            Same Store
 at Fox Valley        25%       Aurora, IL          Developed      1998        272            Same Store
 at Oakhurst North    25%       Aurora, IL          Developed      2000        464            Same Store
 at Osprey Lake       69%       Gurnee, IL               2001   1997/99        483            Same Store
 at Poplar Creek     100%       Schaumburg, IL           1997      1985        196            Same Store
 at St. Charles       25%       St. Charles, IL     Developed      2000        400            Same Store
 at Windbrooke        15%       Buffalo Grove, IL        1995      1987        236            Same Store
                                                                            ------    ------
                                                                             3,243     11.4%
                                                                            ------    ------

Second Quarter 2003                                                                            Page 48
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                         June 30, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
AUSTIN, TX
----------
AMLI:
 in Great Hills      100%       Austin, TX               1991      1985        344            Same Store
 at Lantana Ridge    100%       Austin, TX               1997      1997        354            Same Store
 at Monterey Oaks     25%       Austin, TX          Developed      2000        430            Same Store
 at Scofield Ridge    45%       Austin, TX               2000      2000        487            Same Store
 at StoneHollow      100%       Austin, TX               2000      1997        606            Same Store
 at Wells Branch      25%       Austin, TX          Developed      1999        576            Same Store
                                                                            ------    ------
                                                                             2,797      9.8%
                                                                            ------    ------
KANSAS CITY, KS
---------------
AMLI:
 at Cambridge Square  30%       Overland Park, KS   Developed      2002        408            New Community
 at Centennial Park  100%       Overland Park, KS        1998      1997        170            Same Store
 Creekside            25%       Overland Park, KS   Developed      2000        224            Same Store
 at Lexington Farms  100%       Overland Park, KS        1998      1998        404            Same Store
 at Regents Center   100%       Overland Park, KS        1994   1991/95
                                                                    /97        424            Same Store
 at Regents Crest     25%       Overland Park, KS        1997 1997/2000        476            Same Store
 at Summit Ridge      30%       Lees Summit, MO     Developed      2001        432            Same Store
 at Town Center      100%       Overland Park, KS        1997      1997        156            Same Store
 at Wynnewood Farms   25%       Overland Park, KS   Developed      2000        232            Same Store
                                                                            ------    ------
                                                                             2,926     10.3%
                                                                            ------    ------
INDIANAPOLIS, IN
----------------
AMLI:
 at Castle Creek      40%       Indianapolis, IN    Developed      2000        276            Same Store
 at Conner Farms     100%       Fishers, IN              1997      1993        300            Same Store
 at Eagle Creek      100%       Indianapolis, IN         1998      1998        240            Same Store
 at Lake Clearwater   25%       Indianapolis, IN    Developed      1999        216            Same Store
 at Riverbend        100%       Indianapolis, IN      1992/93   1983/85        996            Same Store
 on Spring Mill
  (residual)          20%       Carmel, IN               1999      1999        400            Other
                                                                            ------    ------
                                                                             2,428      8.5%
                                                                            ------    ------

Second Quarter 2003                                                                            Page 49
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                         June 30, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
HOUSTON, TX
-----------
AMLI:
 at Kings Harbor      25%       Houston, TX         Developed      2001        300            New Community
 at the Medical
  Center             100%       Houston, TX              2001      2000        334            Same Store
 Midtown              45%       Houston, TX              2000      1998        419            Same Store
 Towne Square         45%       Houston, TX              2000      1999        380            Same Store
                                                                            ------    ------
                                                                             1,433      5.0%
                                                                            ------    ------
DENVER, CO
----------
AMLI:
 at Lowry Estates     50%       Denver, CO               2000      2000        414            Same Store
 at Gateway Park     100%       Denver, CO               2000      2000        328            Same Store
 at Park Meadows      25%       Littleton, CO            2002      2001        518            Acquisition
                                                                            ------    ------  Community
                                                                             1,260      4.4%
                                                                            ------    ------
TOTAL                                                                       28,531      100%
                                                                            ======    ======


Note:

     (a)   Based on number of apartment homes











Second Quarter 2003                                                                            Page 50
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                         June 30, 2003
                                                                                (Dollars in thousands)

                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

ATLANTA, GA
-----------
AMLI at
 Milton Park      Alpharetta, GA   25%     461   4Q/00    1Q/02   3Q/03   4Q/03       377      97%     86%

AUSTIN, TX
----------
AMLI
 Downtown         Austin, TX       30%     220   2Q/02    1Q/04   3Q/04   4Q/04       --      44%      N/A

INDIANAPOLIS, IN
----------------
AMLI Carmel CenterCarmel, IN      100%     322   2Q/01    2Q/02   2Q/03   1Q/04       322      99%     63%

CHICAGO, IL
-----------
AMLI:
 at Seven Bridges Woodridge, IL    20%     520   3Q/01    3Q/02   4Q/03   4Q/04       390      90%     44%
 at Museum
   Gardens        Vernon Hills, IL 25%     294   2Q/03    3Q/04   1Q/05   1Q/06         0      10%     N/A
                                         -----                                      -----
    Total                                1,817                                      1,089
                                         =====                                      =====














Second Quarter 2003                                                                            Page 51
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                             June 30, 2003 - CONTINUED
                                                                                (Dollars in thousands)


                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel      Carmel, IN      100%      91   1Q/03    4Q/03   2Q/04   3Q/04       --       30%     N/A


AUSTIN, TX
----------

AMLI at Walnut
 Creek            Austin, TX      100%     460   4Q/02    3Q/03   2Q/04   4Q/05       --       51%     N/A
                                           ---                                       ----

    Total                                  551                                        --
                                           ===                                       ====


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.










Second Quarter 2003                                                                            Page 52
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                         June 30, 2003
                                                                                (Dollars in thousands)


                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                     Total         Fully       Partner
                    Development    Funded      Equity                  Funded     Balance        2004/
Market/Community     Costs (a)     Debt (b)    Capital       Total     to Date    of 2003        2005
----------------    -----------   ----------  ---------    --------    --------   -------      --------

ATLANTA, GA
-----------
AMLI at
 Milton Park          $ 35,000        --        26,250       8,750       7,991          759       --


AUSTIN, TX
----------
AMLI
 Downtown               50,920     30,920(c)    14,000       6,000       6,000      --            --


INDIANAPOLIS, IN
----------------
AMLI
 Carmel Center          28,400        --          --        28,400      27,271        1,129       --


CHICAGO, IL
-----------
AMLI:
 at Seven Bridges       82,200     60,000(d)    17,760       4,440       4,542      (102)(f)      --
 at Museum Gardens      60,100     37,000(e)    17,325       5,775       1,549     3,938           288
                      --------    -------      -------     -------     -------    ------       -------

TOTAL                 $256,620    127,920       75,335      53,365      47,353     5,724           288
                      ========    =======      =======     =======     =======    ======       =======


Second Quarter 2003                                                                            Page 53
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       DEVELOPMENT SUMMARY - CONTINUED
                                                                                         June 30, 2003
                                                                                (Dollars in thousands)



                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                     Total         Fully       Partner
                    Development    Funded      Equity                  Funded        Balance     2004/
Market/Community     Costs (a)     Debt (b)    Capital       Total     to Date       of 2003     2005
----------------    -----------   ----------  ---------    --------    --------      -------   --------

COMMUNITIES BEING DEVELOPED FOR SALE BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel            11,400        --          --        11,400       2,916        6,084      2,400

AUSTIN, TX
----------
AMLI at Walnut
 Creek                  31,370        --          --        31,370      17,518        9,000      4,852
                      --------    -------      -------     -------     -------       ------    -------
    TOTAL             $ 42,770        --          --        42,770      20,434       15,084      7,252
                      ========    =======      =======     =======     =======       ======    =======

Notes:

     (a)   Includes anticipated costs of initial lease-up, some of which will be expensed.

     (b)   Represents existing fully funded loan commitment.

     (c)   This construction loan is the source of funds for development completion.

     (d)   The partnership has obtained a commitment for a $60,000, 7.25%, 7-year permanent loan which will replace the existing fully funded $50,000 construction loan.

     (e)   The Partnership has obtained a commitment from its co-investment partner to fund a $37,000, 7.25%,
           10-year construction permanent loan.

     (f)   Reflects share of excess of permanent loan proceeds over share of completion costs.




Second Quarter 2003                                                                            Page 54
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                 LAND HELD FOR DEVELOPMENT OR SALE
                                                     June 30, 2003



                                                        Number of
                                                        Apartment
Market/Community               Submarket                  Homes
----------------               ---------                ---------

AUSTIN, TX
----------
AMLI at
 Anderson Mill                 Northwest Austin              520


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                    North Fort Worth              230


HOUSTON, TX
-----------
AMLI at
 Champions II                  Northwest Houston             288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                     Overland Park                 104
 Westwood Ridge                Overland Park                 428
                                                          ------

    Total                                                  1,570
                                                          ======































Second Quarter 2003                                        Page 55
Supplemental Information         AMLI Residential Properties Trust